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Monthly Operating Report
CASH BASIS

CASE NAME:	Rockies Region 2007 LP
CASE NUMBER:	18-33514-11
JUDGE:	Honorable Stacey G.C. Jennigan

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING: April (MONTH) 2019 (YEAR)

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS-1 THROUGH CASH BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Karen Nicolaou
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY

Responsible Party
TITLE

Karen Nicolaou
PRINTED NAME OF RESPONSIBLE PARTY

May 20, 2019
DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER

TITLE

PRINTED NAME OF PREPARER

DATE

Monthly Operating Report
CASH BASIS-1

CASE NAME: Rockies Region 2007 LP

CASE NUMBER: 18-33514-11

2019

CASH RECEIPTS AND DISBURSEMENTS	MONTH Apr	MONTH Mar	MONTH Feb	MONTH Jan
1. CASH - BEGINNING OF MONTH	$ 47,663.45	$ 55,744.10	$ 52,310.10	$ 58,398.93
RECEIPTS				
2. CASH SALES				
3. ACCOUNTS RECEIVABLE COLLECTIONS	$ -	$ -	$ 3,434.00	
4. LOANS AND ADVANCES				
5. SALE OF ASSETS				
6. LEASE & RENTAL INCOME				
7. WAGES				
8. OTHER (ATTACH LIST)	$ -	$ -	$ -	$ -
9. TOTAL RECEIPTS	$ -	$ -	$ 3,434.00	$ -
DISBURSEMENTS				
10. NET PAYROLL				
11. PAYROLL TAXES PAID				
12. SALES,USE & OTHER TAXES PAID				
13. INVENTORY PURCHASES				
14. MORTAGE PAYMENTS				
15. OTHER SECURED NOTE PAYMENTS				
16. RENTAL & LEASE PAYMENTS				
17. UTILITIES				
18. INSURANCE				
19. VEHICLE EXPENSES				
20. TRAVEL				
21. ENTERTAINMENT				
22. REPAIRS & MAINTENANCE				
23. SUPPLIES				
24. ADVERTISING				
25. HOUSEHOLD EXPENSES				
26. CHARITABLE CONTRIBUTIONS				
27. GIFTS				
28. OTHER (ATTACH LIST)	$ -	$ -	$ -	$ -
29. TOTAL ORDINARY DISBURSEMENTS	$ -	$ -	$ -	$ -
REORGANIZATION EXPENSES				
30. PROFESSIONAL FEES	$ -	$ 8,080.65		
31. U.S. TRUSTEE FEES	$ 650.00			$ 650.00
32. OTHER (ATTACH LIST)				$ 5,438.83
33. TOTAL REORGANIZATION EXPENSES	$ 650.00	$ 8,080.65	$ -	$ 6,088.83
34. TOTAL DISBURSEMENTS	$ 650.00	$ 8,080.65	$ -	$ 6,088.83
35. NET CASH FLOW	$ (650.00)	$ (8,080.65)	$ 3,434.00	$ (6,088.83)
36. CASH - END OF MONTH	$ 47,013.45	$ 47,663.45	$ 55,744.10	$ 52,310.10

Monthly Operating Report
CASH BASIS-1A

2019

CASE NAME:	Rockies Region 2007 LP
CASE NUMBER:	18-33514-11

MONTH: April

CASH DISBURSEMENTS DETAIL

CASH DISBURSEMENTS				
	DATE	PAYEE	PURPOSE	AMOUNT
	TOTAL CASH DISBURSEMENTS			$ -

BANK ACCOUNT DISBURSEMENTS				
CK#	DATE	PAYEE	PURPOSE	AMOUNT
1043	04/15/19	U.S. Trustee	Trustee Fees	$ 650.00
	TOTAL BANK ACCOUNT DISBURSEMENTS			$ 650.00

TOTAL DISBURSEMENTS FOR THE MONTH	$ 650.00

Monthly Operating Report
CASH BASIS-2

CASE NAME: Rockies Region 2007 LP

CASE NUMBER: 18-33514-11

2019

MONTH: April

BANK RECONCILIATIONS		Acct #1		TOTAL
A. BANK:		Texas Capital Bank		
B. ACCOUNT NUMBER:		1111085138		
C. PURPOSE (TYPE):		Debtor in Possession Acct		
1. BALANCE PER BANK STATEMENT		$ 47,013.45		$ 47,013.45
2. ADD: TOTAL DEPOSITS NOT CREDITED		$ -		$ -
3. SUBTRACT: OUTSTANDING CHECKS		$ -		$ -
4. OTHER RECONCILING ITEMS		$ -		$ -
5. MONTH END BALANCE PER BOOKS	$ -	$ 47,013.45	$ -	$ 47,013.45
6. NUMBER OF LAST CHECK WRITTEN		1043		

INVESTMENT ACCOUNTS BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.				
8.				
9.				
10.				
11. TOTAL INVESTMENTS			$ -	$ -

CASH	
12. CURRENCY ON HAND	$ -
13. TOTAL CASH - END OF MONTH	$ 47,013.45

Monthly Operating Report
CASH BASIS-3

CASE NAME: Rockies Region 2007 LP

CASE NUMBER: 18-33514-11

2019

MONTH: April

ASSETS OF THE ESTATE

SCHEDULE "A" REAL PROPERTY	MONTH Apr	MONTH Mar	MONTH Feb	MONTH Jan
1.				
2.				
3.				
4. OTHER (ATTACH LIST) - Oil & Gas Wells	$ 458,000.00	$ 458,000.00	$ 458,000.00	$ 458,000.00
5. TOTAL REAL PROPERTY ASSETS	$ 458,000.00	$ 458,000.00	$ 458,000.00	$ 458,000.00
SCHEDULE "B" PERSONAL PROPERTY				
1. CASH ON HAND				
2. CHECKING, SAVINGS, ETC.	$ 47,013.45	$ 47,663.45	$ 55,744.10	$ 52,310.10
3. SECURITY DEPOSITS				
4. HOUSEHOLD GOODS				
5. BOOKS, PICTURES, ART				
6. WEARING APPAREL				
7. FURS AND JEWELRY				
8. FIREARMS & SPORTS EQUIPMENT				
9. INSURANCE POLICIES				
10. ANNUITIES				
11. EDUCATION				
12. RETIREMENT & PROFIT SHARING				
13. STOCKS				
14. PARTNERSHIPS & JOINT VENTURES				
15. GOVERNMENT & CORPORATE BONDS				
16. ACCOUNTS RECEIVABLE				
17. ALIMONY				
18. OTHER LIQUIDATED DEBTS				
19. EQUITABLE INTERESTS				
20. CONTINGENT INTERESTS				
21. OTHER CLAIMS				
22. PATENTS & COPYRIGHTS				
23. LICENSES & FRANCHISES				
24. CUSTOMER LISTS				
25. AUTOS, TRUCKS & OTHER VEHICLES				
26. BOATS & MOTORS				
27. AIRCRAFT				
28. OFFICE EQUIPMENT				
29. MACHINERY, FIXTURES & EQUIPMENT				
30. INVENTORY				
31. ANIMALS				
32. CROPS				
33. FARMING EQUIPMENT				
34. FARM SUPPLIES				
35. OTHER (ATTACH LIST) - Due from Others	$ 67,804.65	$ 67,804.65	$ 67,804.65	$ 55,853.65
36. TOTAL PERSONAL PROPERTY ASSETS	$ 114,818.10	$ 115,468.10	$ 123,548.75	$ 108,163.75
37. TOTAL ASSETS	$ 572,818.10	$ 573,468.10	$ 581,548.75	$ 566,163.75

Monthly Operating Report
CASH BASIS-4

CASE NAME:	Rockies Region 2007 LP
CASE NUMBER:	18-33514-11

2019

MONTH: April

LIABILITIES OF THE ESTATE

PREPETITION LIABILITIES	SCHEDULE AMOUNT	PAYMENTS
1. SECURED		
2. PRIORITY		
3. UNSECURED - Due to Managing General Partner	$ 89,709.13	
4. OTHER (ATTACH LIST) - Plugging Liability	$ 1,879,000.00	
5. TOTAL PREPETITION LIABILITIES	$ 1,968,709.13	$ -

POSTPETITION LIABILITIES	DATE INCURRED	AMOUNT OWED	DUE DATE	AMOUNT PAST DUE
1. FEDERAL INCOME TAXES				
2. FICA/MEDICARE				
3. STATE TAXES				
4. REAL ESTATE TAXES				
5. OTHER TAXES (ATTACH LIST)				
6. TOTAL TAXES		$ -		$ -
OTHER POSTPETITION LIABILITIES INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS)				
7. Operating Deficit - Due to PDC Energy	Dec 2018	$ 65,007.00	12/31/18	$ 65,007.00
8. Operating Deficit - Due to PDC Energy	Jan 2019	$ 74,754.00	01/31/19	$ 74,754.00
9. Operating Deficit - Due to PDC Energy	Mar 2019	$ 17,268.00	04/30/19	$ 17,268.00
10. Operating Deficit - Due to PDC Energy	Apr 2019	$ 88,941.00	05/31/19	
11.				
12.				
13.				
14.				
15.				
16.				
27.				
28.				
29. (IF ADDITIONAL ATTACH LIST)				
30. TOTAL OF LINES 7 - 29		$ 245,970.00		$ 157,029.00
31. TOTAL POSTPETITION LIABILITIES		$ 245,970.00		$ 157,029.00

Monthly Operating Report
CASH BASIS-5

CASE NAME:	Rockies Region 2007 LP
CASE NUMBER:	18-33514-11

2019

MONTH: April

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS			
NAME	TYPE OF PAYMENT	AMOUNT PAID	TTL PD TO DATE
1.		$ -	$ -
2.			
3.			
4.			
5.			
TOTAL PAYMENTS TO INSIDERS		$ -	$ -

PROFESSIONALS					
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TTL PAID TO DATE	TOTAL INCURRED & UNPAID
1.			$ -		$ -
2.					
3.					
4.					
5.					
TOTAL PAYMENTS TO PROFESSIONALS		$ -	$ -	$ -	$ -

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST-PETITION
1.			
2.			
3.			
4.			
5.			
6. TOTAL	$ -	$ -	$ -

Monthly Operating Report
CASH BASIS-6

2019

CASE NAME:	Rockies Region 2007 LP
CASE NUMBER:	18-33514-11

MONTH: April

QUESTIONNAIRE

	YES	NO
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR LOANS) DUE FROM RELATED PARTIES?		X
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X	
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12. ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES"; PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

10. The Managing General Partner, PDC Energy, makes payments directly to suppliers for post-petition administrative expenses. These amounts are payable monthly from proceeds of sales of oil, gas and NGLs; however, there are currently insufficient proceeds available from operations to reimburse PDC. PDC has consented to nonpayment and continuing accrual of such amounts until a later date.

INSURANCE

N/A

	YES	NO
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?		
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?		
3. PLEASE ITEMIZE POLICIES BELOW		

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

This entity does not have insurance policies or employees. The Managing General Partner, PDC Energy, performs all of the duties for this entity. This entity is an additional named insured on PDC Energy's insurance policies. PDC Energy's insurance will remain in force throughout this Bankruptcy Process.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Monthly Operating Report
CASH BASIS-1

CASE NAME:	Rockies Region 2007 LP
CASE NUMBER:	18-33514-11

2019

MONTH: April

pg 2. 32 OTHER (ATTACH LIST)	$ -

Monthly Operating Report
CASH BASIS-3

CASE NAME:	Rockies Region 2007 LP
CASE NUMBER:	18-33514-11

2019

MONTH: April

Schedule A

4. OTHER (ATTACH LIST)	$	458,000.00
Offer Amount - see attached well listing	$	458,000.00

Schedule B

35. OTHER (ATTACH LIST)	$	67,804.65
Due from RR 2006LP	$	12,576.65
Due from PDC Energy, Inc.		55,228.00
Total	$	67,804.65

Monthly Operating Report
CASH BASIS-3

CASE NAME:	Rockies Region 2007 LP		**2019**
CASE NUMBER:	18-33514-11	MONTH:	April

Schedule A - Line 4 Details

Oil and gas wells
Weld Colorado
Total Estimated Value of wells as a group: $ 458,000
Nature of Debtor's Interest in Property: Well Bore Only Working Interest

	Number	Name	Interest
1	105.007204	RUSCO 33-23	0.99981000
2	105.007205	RUSCO 43-23	0.99981000
3	105.007268	KOHLHOFF 33-2	0.99981000
4	105.007269	KOHLHOFF 34-2	0.99981000
5	105.007272	KOHLHOFF 43-2	0.99981000
6	105.007273	KOHLHOFF 44-2	0.99981000
7	105.007280	WAHLERT 41-34	0.99981000
8	105.007875	GUTTERSEN 23-6	0.99981000
9	105.007876	GUTTERSEN 24-6	0.99981000
10	105.007877	GUTTERSEN 34-6	0.99981000
11	105.007878	GUTTERSEN 33-6	0.99981000
12	105.007879	GUTTERSEN 43-6	0.99981000
13	105.007880	GUTTERSEN 44-6	0.99981000
14	105.007900	GUTTERSEN 44-12	0.99981000
15	105.007901	GUTTERSEN 43-12	0.99981000
16	105.007902	GUTTERSEN 33-12	0.99981000
17	105.007903	GUTTERSEN 34-12	0.99981000
18	105.007904	GUTTERSEN 12D	0.99981000
19	105.008033	ROTHARMEL 12-33	0.74582927
20	105.008034	ROTHARMEL 22-33	0.73288333
21	105.008068	TELARICO 31-33	0.99981000
22	105.008069	HOLLISTER 32-33	0.99981000
23	105.008070	TELARICO 33 c	0.99981000
24	105.008071	ROTHARMEL 33A	0.73938228
25	105.008072	TOLMACHOFF 41-33	0.99981000
26	105.008074	ANDERSON 33-34	0.99981000
27	105.008075	ANDERSON 34-34	0.99981000
28	105.008095	HALL 42-33	0.99981000
29	105.008201	GUTTERSEN 33-18	0.99981000
30	105.008202	GUTTERSEN 43-18	0.99981000
31	105.008247	COOK 34-20	0.99981000
32	105.008312	GUTTERSEN 33-31	0.99204263
33	105.008313	GUTTERSEN 43-31	0.99204263
34	105.008432	ANDERSON 34B	0.99981000
35	105.071010	ROTHARMEL 11-33	0.74582927
36	105.071066	GUTTERSEN 41-13	0.99981000
37	105.071067	GUTTERSEN 31-13	0.99981000
38	105.071068	GUTTERSEN 13C	0.99981000
39	105.071069	GUTTERSEN 32-13	0.99981000
40	105.071070	GUTTERSEN 42-13	0.99981000
41	105.071123	GUTTERSEN 11-30	0.99981000
42	105.071124	GUTTERSEN 12-30	0.99981000
43	105.071126	GUTTERSEN 22-30	0.99981000
44	105.071127	GUTTERSEN 30A	0.99981000